Exhibit 99.1

Investor Presentation October 2009

1 This presentation is intended for stockholders and bondholders of Kennedy Wilson, Inc. (OTC: KWIC; “Kennedy Wilson”), stockholders and warrant holders of Prospect Acquisition Corporation (NYSE AMEX: PAX; “PAX” or “Prospect”), as well as other persons who might be interested in purchasing Prospect securities, regarding Prospect’s proposed business combination with Kennedy Wilson. Prospect filed with the Securities and Exchange Commission ("SEC") a registration statement, which contains a prospectus relating to the securities Prospect intends to issue in the proposed Merger and a preliminary proxy statement in connection with the proposed Merger, and Prospect intends to mail a definitive proxy statement and other relevant documents to Prospect stockholders and warrant holders. Stockholders and warrant holders of Prospect and other interested persons are advised to read Prospect’s preliminary proxy statement, and amendments thereto, and, when available, definitive proxy statement in connection with Prospect’s solicitation of proxies for the special meeting to be held to approve the Merger because these proxy statements will contain important information about Kennedy Wilson, Prospect and the proposed Merger. The definitive proxy statement will be mailed to stockholders and warrant holders as of a record date to be established for voting on the Merger. Stockholders and warrant holders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481. Prospect and its directors and officers may be deemed participants in the solicitation of proxies from Prospect’s stockholders and warrant holders. A list of the names of those directors and officers and descriptions of their interests in Prospect is contained in Prospect’s prospectus dated November 14, 2007, which is filed with the SEC, and will also be contained in Prospect’s proxy statement when it becomes available. Prospect’s stockholders and warrant holders may obtain additional information about the interests of its directors and officers in the Merger by reading Prospect’ proxy statement when it becomes available. Certain statements in this communication regarding the proposed Merger between Prospect and Kennedy Wilson and any other statements relating to future results, strategy and plans of Kennedy Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words "may", "intend", "expect“, “should” and like words) constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. For Kennedy Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy Wilson's business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Prospect's performance to differ materially is included in Prospect's periodic reports filed with the SEC, including but not limited to Prospect's Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q. Copies may be obtained by contacting Prospect or the SEC. Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. DISCLAIMERS

2 The architect of Kennedy Wilson’s expansion into real estate brokerage, property management, and investment services, joining in 1988 More than 17 years of banking experience, in addition to real estate experience Formerly Executive Vice President and Chairman of the Credit Policy Committee at Imperial Bancorp; and also has held senior positions with a variety of financial services firms, including eight years as a Senior Vice President of Fidelity Bank B.S. in Business and an M.B.A. from the University of Southern California William McMorrow Chairman of the Board, CEO Responsible for Kennedy Wilson’s acquisitions and dispositions of commercial assets as well as oversight of the company’s activities in Japan, joining in 1990 Formerly a commercial broker at Hanes Company Founding member of UCLA Anderson Ziman Center Named by L.A. Business Journal as one of the top women in commercial real estate B.A. in Sociology from the University of California, Los Angeles Mary Ricks Executive Vice Chairman, Co-CEO of KW Commercial Investment Group Responsible for Kennedy Wilson’s capital markets and fundraising activities, joining in 2009 Founder of BlackSterling Partners, LLC, formerly the CEO of Bessemer Trust, Loring Ward, Atlantic Trust (subsidiary of Invesco), head of Private Wealth Management at Morgan Stanley, and President of Wells Fargo Securities B.A. from Whittier College, and M.A. in Economics the University of Southern California Donald Herrema Executive Vice Chairman, CEO of KW Capital Markets KENNEDY WILSON PRESENTER BIOGRAPHIES Responsible for Kennedy Wilson’s commercial investment analysis, joining in 2006 Formerly an Associate of JPMorgan Chase where he held positions in investment banking, strategy and risk management B.B.A. in Finance and Accounting from Emory University, and an M.B.A. from UCLA’s Anderson School of Management Matt Windisch Director of KW Commercial Investment Group

3 Business combination between Kennedy Wilson, Inc. (“Kennedy Wilson”) and Prospect Acquisition Corp. (NYSE AMEX: PAX) (“Prospect”) a Special Purpose Acquisition Company, with approximately $248 million of cash Transaction Description Prospect will issue 26.0 million shares of common stock to Kennedy Wilson common and preferred stockholders(1) Consideration i) To capitalize on distressed real estate acquisition opportunities ii) For general corporate purposes Use of Proceeds November 2009 Expected Closing TRANSACTION OVERVIEW Kennedy Wilson is a vertically-integrated real estate investment and services company headquartered in Beverly Hills, CA, with 21 offices throughout the U.S. and Japan and approximately 300 employees Overview of Kennedy Wilson 1. An additional 4.0 million restricted shares of common stock will be issued to Kennedy Wilson management as a retention tool and a replacement of Kennedy Wilson’s existing stock option plan.

4 Market Opportunity: Distressed-driven real estate investing Business Model: Vertically-integrated, diversified and complementary Management: Experienced, tested through cycles and cohesive Track Record: Top quartile returns(1) Pipeline: Substantial immediate investment opportunities Growth Strategy: Expanding investment platforms INVESTMENT HIGHLIGHTS 1. Compared to NCREIF Townsend & Cambridge Associates fund universe.

INVESTMENT RATIONALE Kennedy Wilson is a preeminent real estate asset manager and service company that is uniquely positioned to take advantage of the current market opportunity Investments Business Auction Property management Services Business Equity Capital Raising Condo Multifamily Office Loan-to-own 3rd Party equity Kennedy Wilson, Inc. Auction commissions Property management fees Asset management fees Acquisition fees Preferred returns Promote fees Capital gains 5 Property Investment

6 Distressed Acquisition Opportunities Simultaneous de-leveraging from banks and borrowers should clear the way for re-pricing of real estate assets Near-term debt maturities for over-financed assets should lead to distressed sales Rising cap rates / asset re-pricing should lead to solid real estate fundamentals including significant cash-on-cash returns and attractive going-in yields Scarcity of capital should limit competition to acquire assets Low interest rate environment in the US and Japan should likely remain in the short term to help spur economic recovery Kennedy Wilson Services Kennedy Wilson Investments Auction Business Rising unemployment and falling home prices should lead to further defaults by single-family home borrowers Auctions should continue to be an attractive monetization tool for financial institutions seeking liquidity from distressed loans Commercial real estate auctions should follow single-family auctions in next phase of the cycle Property Management Business Continuing foreclosures should create demand for property management of bank REOs MARKET OPPORTUNITY OVERVIEW Kennedy Wilson’s management team believes in the catalysts below

7 MARKET OPPORTUNITY CORE INVESTMENT MARKETS Kennedy Wilson will initially target investments in its core markets, which include the West Coast of the continental US, Hawaii and Tokyo Opportunity size(2) Seattle 450 condo projects in California alone Washington – includes 37,000 unsold units with approximately $11 billion of value Tokyo, Japan (1) 650 million square feet of office space San Francisco with approximately $200 billion of value in Sacramento key West Coast markets Oakland Walnut Creek Honolulu, HI California Beverly Hills, CA 9,600 multifamily complexes having Headquarters greater than 50 units with approximately $275 billion of value in key West Coast markets Regional Office Headquarters 1. Regional office is dedicated towards Japan separate accounts. 2. Based on management estimates.

8 Kennedy Wilson Investments Third Party Deal Flow Kennedy Wilson generates meaningful proprietary deal flow and services revenue from its vertically-integrated platform Property & Asset Management Third party property management, landlord and tenant leasing representation and brokerage sales Bank REO services Auction Services Sale of distressed portfolios and / or foreclosed single family homes Construction Management Trust Management Approximately 30% of non-real estate investment revenues(1) Manager of opportunity, value-add and double bottom line funds, joint ventures and separate account investments US Asset classes: Office Multifamily Distressed condominiums Other (Land & Mortgage) Japanese multifamily platform Approximately 70% of non-real estate investment revenues(1) BUSINESS MODEL Kennedy Wilson Services Banks Insurance Companies Developers Third Party Deal Flow Banks Insurance Companies Developers 1. Excludes property level revenues.

9 Fully-integrated real estate investments platform Nearly $6 billion in aggregate transactions since 1999 30+ investment professionals Targets West Coast of US, Hawaii and Japan Strong historical financial performance Gross IRRs of 39% on 92 realized investments(1) Top quartile investment performance compared to NCREIF Townsend and Cambridge Associates fund universe Direct real estate investment through commingled funds and joint ventures / separate accounts Provides flexibility to suit broad range of investor preferences Each format earns management and promote fees Off-market sourcing through vertically-integrated platform Access to proprietary acquisition opportunities through Kennedy Wilson’s Services business Long-standing relationships with financial institutions should be an important source of investment opportunities BUSINESS MODEL OVERVIEW OF INVESTMENTS BUSINESS LINE Kennedy Wilson Investments 1. For the period from January 1, 1999 through June 30, 2009. Gross IRR is based on cumulative distributions to date on such investment and is the leveraged internal rate of return on equity invested in the applicable investment, before deductions for carried interest, management fees and similar expenses, all of which in the aggregate may be substantial and have the effect of lowering returns and is based on the actual timing of investment cash flows.

BUSINESS MODEL CAPITAL PARTNERS Lenders Equity Partners Lenders / Equity Partners Note: The lenders and equity partners listed herein reflect a partial list of Kennedy Wilson’s historical relationships and activities. Kennedy Wilson Capital Partners 10

BUSINESS MODEL
CURRENT INVESTMENTS






Investment	The Mercury	The Shores and the Cove	Cascade Ridge
Location	Los Angeles, CA	Richmond, CA	Federal Way, WA
Acq. / Disp. Date	June 2009	June 2008	September 2009
Sector	Residential - Condo	Residential - Multifamily / Condo	Residential - Multifamily
Rationale	▪ Partially sold condo project ▪ Acquired 149 unsold units at $216 PSF or $225,000 per unit ▪ Purchase price of $0.36 on the dollar based on previous owner costs ▪ 116 units sold for an avg. price of $391,000 and loan paid off in full	▪ Partially sold condo project ▪ Acquired 516 unsold units for $184,000 per door ▪ 32 units were sold for an avg. price of ~$245,000 within 2 mos. ▪ Remaining units are 97% leased and cover all operating costs	▪ Buyout of equity capital interests for $0.10 on the dollar ▪ 7.5% cap rate based on in-place NOI and recapitalized basis ▪ Favorable financing of L+140 ▪ Total basis is less than $100,000 per unit
Method	Equity	Equity (purchase price below debt basis)	Equity
Size	▪ Equity investment: $12 million ▪ Total investment: $38 million	▪ Equity investment: $25 million ▪ Total investment: $101 million	▪ Equity investment: $4 million ▪ Total investment: $50 million
Projected Gross Returns	▪ Levered IRR[1]: 200%+ ▪ Equity multiple: 2.0x	▪ Gross profit[2]: $30 - $75 million	▪ Cash-on-cash return: 60%

1. Gross levered IRR before asset management, acquisition, disposition and promote fees.
2. $30 million in profit based on approximately $60,000 per unit profit on 32 sold units.

KENNEDY WILSON

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BUSINESS MODEL
CASE STUDIES - REALIZED INVESTMENTS








Investment	9701 Wilshire	MCI Center	Marina Square
Location	Los Angeles, CA	Los Angeles, CA	Marina Del Rey, CA
Acq. / Disp. Date	April 2006 / June 2007	February 2004 / May 2005	July 2005 / December 2006
Sector	Office	Mixed Use - Office, Retail, Hotel	Office / Retail
Rationale	▪ Upgraded lobbies, corridors and parking levels ▪ Signed leases above pro forma rents ▪ Sold building early in business plan to realize profit	▪ Leased up 52,000 rsf, implemented NNN retail leases ▪ Filed and completed parcel subdivision with City and County ▪ Segmented and sold the property by its primary components	▪ 100% complete renovation of property ▪ Replaced non-credit tenants with credit tenants ▪ Leased up office and retail space at above pro-forma rents
Method	Equity	Equity	Acquired mortgage note
Size	▪ Equity investment: $19 million ▪ Total investment: $55 million	▪ Equity investment: $33 million ▪ Total investment: $125 million	▪ Equity investment: $7 million ▪ Total investment: $32 million
Gross Returns[1]	▪ Levered IRR: 107% ▪ Equity multiple: 2.1x	▪ Levered IRR: 193% ▪ Equity multiple: 3.1x	▪ Levered IRR: 88% ▪ Equity multiple: 2.5x

1. Gross levered IRR before asset management, acquisition, disposition and promote fees.

KENNEDY WILSON

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13 BUSINESS MODEL OVERVIEW OF SERVICES BUSINESS LINE Kennedy Wilson Services $10 billion of commercial and residential real estate sold since inception 40+ auction services employees On-line, live and sealed bid sales Near-term growth driven by REO and distressed situations Clients include banks, insurance companies and developers Fees: typically 3% of net commissions on sales proceeds Auction Services Manage approximately 40 million square feet of office, multifamily, industrial and retail space including 3,000+ apartment units 180+ property management employees Fees: typically 3% of gross rents(1) Property Management Construction management service business Residential and commercial brokerage Trust management services Other Services 1. Fees include property management fees, construction fees and leasing commissions.

BUSINESS MODEL

CASE STUDIES - SERVICES





PACIFIC WESTERN BANK

Division	Auction	Auction	Management
Property / Company	The Dalton	Oxnard Garden	Pacific Western Bank
Location	Pasadena, CA	North Hollywood, CA	Southern California
Date	Auction date – August 16, 2009	Auction date – August 30, 2009	July 2006 - Present
Sector	Newly developed condominiums	Newly developed single family homes	Financial services / Retail
Services Provided	▪ Successful sale of all 34 units on day of auction ▪ 410 registered bidders ▪ Avg. sales price per unit of over $390,000, exceeding expectations ▪ Majority of units have closed	▪ Successful sale of all 11 units on day of auction ▪ 101 registered bidders ▪ Avg. sales price per unit of over $420,000, exceeding expectations ▪ All sales expected to close within 60 days of the auction	▪ Facilities management for all 70 branches ▪ Brokerage ▪ Construction management ▪ Equipment/Sourcing ▪ Vendor Management ▪ Accounting
Source	Relationships with developer and construction lender	Relationships with developer and construction lender	Multiple touch points within the financial institution
Size	Aggregate sales value of $13.3 mm	Aggregate sales value of $4.7 mm	Facilities mgmt on ~750,000 sq. ft.

KENNEDY WILSON

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MANAGEMENT
EXPERIENCED TEAM

Kennedy Wilson's seasoned management team has extensive real estate and public markets experience

- **Investment committee has over 250 years of combined real estate experience**
- **Strong cross-disciplinary management team that is designed for scalability**
- **Collectively acquired, developed and managed more than $15 billion of real estate over the past decade**
- **Launched publicly listed companies in US and Japan**

William McMorrow
Chairman of the Board
Chief Executive Officer
Years in real estate: 33
Years with KW: 21

John Prabhu
President
Commercial
Investment Group
Asset Management
Years in real estate: 17
Years with KW: 10

Barry Schlesinger
Co-CEO
Commercial
Investment Group
Portfolio Management
Years in real estate: 38
Years with KW: 10

Mary Ricks
Executive Vice Chairman
& Co-CEO Commercial
Investment Group
Acquisitions &
Dispositions
Years in real estate: 22
Years with KW: 19

Robert Hart
CEO & President
Multifamily
Investment Group
Years in real estate: 22
Years with KW: 9

Edward Ring
Executive Managing
Director & COO
Multifamily
Investment Group
Years in real estate: 20
Years with KW: 7

Donald Herrema
Executive Vice Chairman
& CEO of
KW Capital Markets
Years in real estate: 29
Years with KW: 1

Matt Windisch
Director
Commercial
Investment Group
Investment Analysis
Years in real estate: 6
Years with KW: 3

Naoki Oshima
Executive Managing
Director & COO
KW Investment Co.
(Japan)
Years in real estate: 25
Years with KW: 10

Stuart Cramer
Senior Managing Director
Residential
Investment Group
Years in real estate: 25
Years with KW: 13

Jim Rosten
President
Property Management
Years in real estate: 22
Years with KW: 9

Freeman Lyle
Executive Vice President
& Chief Financial Officer
Years in real estate: 23
Years with KW: 13

Rhett Winchell
President
Auction Group
Years in real estate: 27
Years with KW: 25

KENNEDY WILSON
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16 TRACK RECORD OVERVIEW Kennedy Wilson has a long history of delivering superior returns across market cycles, geographies and asset classes Kennedy Wilson has deployed nearly $6 billion of total Kennedy Wilson has achieved a 39% gross IRR on 92 capital since 1999, including over $2 billion of equity realized investments across platforms since 1999(1) Aggregate capital deployment Gross IRR performance(1) ($ in millions) $5,814 $6,000 $3,000 $2,907 Office 78% $1,920 $2,000 $1,734 $1,367 $559 $1,011 $1,000 $792 $2,907 $851 $910 $1,176 $487 Multifamily 32% $516 $305 $0 Other (2) Office Multifamily Japan Total Realized Unrealized Japan 30% Equity capital deployment ($ in millions) $2,093 $2,000 (2) Other 51% $1,038 $1,000 $781 $549 $538 $191 $500 $297 $225 Total 39% $399 $590 $1,055 $150 $241 $149 $75 $0 (2) Office Multifamily Japan Other Total 0% 20% 40% 60% 80% 100% Realized Unrealized 1. See pg. 9. 2. Other includes residential, condos, land and real estate loans.

17 Aggregate Transaction Value of Owned Assets and Asset Sales TRACK RECORD HISTORICAL GROWTH Equity Under Management and Equity Distributions 1. Total investment at cost including undrawn loan balances and excluding depreciation and partial sales as of 9/30/2009. 2. As of 9/30/09. 3. Reflects cost of equity returned from sale of investments. (3) (2) (2) (1)

PIPELINE
DEAL SOURCING

Through proprietary deal sourcing, Kennedy Wilson has identified several billion dollars of near term investment opportunities

Platform	Strategy	Target size ($mm)	Expected Launch
Fund	▪ Value-add and opportunistic strategies across asset classes focused in core Kennedy Wilson markets	$400 - $600	On-going
Condo	▪ Distressed acquisition and repositioning strategy ▪ Tracking 450 condo projects in California alone	$600 - $1,000	4Q 09
Residential	▪ Current rental stream from existing apartments and capital return from condo sales	$400 - $575	4Q 09
Japan	▪ Acquisition of high quality multifamily assets near transportation hubs in Central Tokyo ▪ Diversified and low risk strategy	$150 - $300	1Q 10
Commercial	▪ Loan-to-own strategy ▪ Office, industrial and retail asset classes	$350 - $500	2Q 10
First Trust Deed	▪ Fill void in lending market ▪ Potential to take over foreclosed assets	$350 - $500	1Q 10
Foundation	▪ Investment platform for foundations which addresses foundation-specific tax issues	$100 - $200	1Q 10
Other Separate Accounts	▪ Opportunistic real estate deals with current and new investors on a non-discretionary basis	$750 - $1,400	On-going

KENNEDY WILSON

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19 Kennedy Wilson should achieve revenue growth through fees earned on new funds under management GROWTH STRATEGY INVESTMENT PLAN Investment Structure Target Fund / JV Leverage 60% - 70% Kennedy Wilson Equity Co-investment Funds - 5.0% Joint Venture / Separate Accounts - 7.5% Asset Management Fees Funds - 150 bps on committed equity Joint Venture / Separate Accounts - 50 bps on invested assets Property Management & Related Fees 3.0% of property revenues 1.0% condo disposition fee Acquisition Fees 1.0% of acquisition price Promote Varying promote structures on Funds and Joint Ventures / Separate Accounts - Typically 20% - 35% over a hurdle of 8% - 12% Reinvestments Kennedy Wilson net cash flows reinvested as co-investments into Funds and Joint Ventures / Separate Accounts

20 GROWTH STRATEGY ILLUSTRATIVE ECONOMICS SUMMARY BUILD-UP ($ in millions) Illustrative New Investments Total AUM(1) $2,000 $4,000 $6,000 Debt(2) $1,300 $2,600 $3,900 Third Party Equity $652 $1,304 $1,955 Kennedy Wilson Co-Investment $48 $96 $145 Asset management fees $10 $20 $30 Property management fees(3,4) $6 $13 $19 Acquisition fees $20 $40 $60 Analysis excludes: Disposition fees UPSIDE Promote Co-investment preferred return TOTAL NEW INVESTMENTS FEE REVENUE $36 $73 $109 Margin Range TOTAL NEW INVESTMENTS FEE EBITDA(5) 60% 70% $24 $47 $71 Illustrative Existing Investments TOTAL EXISTING INVESTMENTS FEE EBITDA(6) $8 $8 $8 1. Assumes investment split of 75% joint venture acquisitions and 25% fund acquisitions. 2. Assumes 65% leverage reflecting mid-point of target leverage range. 3. Fees include property management fees, construction fees and leasing commissions. 4. Revenues used to calculate fees assume a 7.0% cap rate and a 66.7% NOI margin. 5. EBITDA calculated using mid-point of margin range. 6. Reflects 2008 Investments EBITDA excluding asset sale proceeds. Note: This page represents potential returns assuming varying capital raises.

21 GROWTH STRATEGY ILLUSTRATIVE ECONOMICS SUMMARY BUILD-UP ($ in millions) Illustrative Services AUCTION SERVICES Auction volume $400 $600 $800 Net commissions 3.00% $12 $18 $24 THIRD PARTY PROPERTY MANAGEMENT SERVICES Property revenues $300 $400 $500 Third party property management fees 3.00% $9 $12 $15 TOTAL SERVICES REVENUE $21 $30 $39 Margin Range TOTAL SERVICES EBITDA(1) 20% 30% $5 $8 $10 Illustrative Investments and Services EBITDA NEW INVESTMENTS FEE EBITDA $24 $47 $71 EXISTING INVESTMENTS FEE EBITDA $8 $8 $8 SERVICES EBITDA $5 $8 $10 Illustrative Property Equity at Cost NEW PRO RATA PROPERTY EQUITY AT COST(2) $48 $96 $145 EXISTING PRO RATA PROPERTY EQUITY AT COST(3) $177 $177 $177 1. EBITDA calculated using mid-point of margin range. 2. Reflects Kennedy Wilson’s co-investment equity in new investments. 3. As of 6/30/09. Note: This page represents potential returns assuming varying capital raises.

22 Levered Return 16% 22 Current income Capital appreciation Acquisition fee Property management fee Asset management fee Promote Leverage (LTV): 65.0% Cost of Debt: 7.0% Initial Cap Rate: 7.5% Annual Cash Flow Growth Rate: 3.0% Hold Period (Years): 5.0 Exit Cap Rate 7.5% Gross Property Levered IRR 16.0% Theoretical Investment Assumptions(1) Current income Capital appreciation Return to REIT Equity Return to Kennedy Wilson Equity(2) 1. Illustrative scenario that does not necessarily reflect management’s view of current market conditions. 2. Assumes 40% tax rate based on a typical separate account structure. Levered Return 41% GROWTH STRATEGY THEORETICAL EQUITY RETURNS: KENNEDY WILSON VS. REIT

23 GROWTH STRATEGY ADJUSTED 6/30/09 PRO FORMA BALANCE SHEET(1) 23 Capital $383 6/30/09 combined pro forma balance sheet in S-4 is adjusted only for the following events described below in notes 2-5 that occurred or are expected to occur after 6/30/09. $28 million of notes payable used to increase cash by $4 million, payoff existing notes payable of $14 million and paydown line of credit by $10 million. $3 million of cash used to paydown $2 million of property level debt and for $1 million of investment in joint ventures. $26 million decrease in both investments in real estate and property level debt due to loan payoff from sales proceeds. $22 million of proceeds from this transaction will be used to pay off line of credit ($16 million) and paydown notes payable ($6 million). Mandatorily convertible into equity. Capital $333

24 Pro forma debt maturity schedule(1) Summary debt review Revolver Facility A Facility B Notes Payable Mortgage Loans Trust Preferred Convertible Subordinated Notes Kennedy Wilson’s well managed balance sheet enables it to put new capital to work for opportunistic purposes Kennedy Wilson is supported by a strong balance sheet, with low existing leverage, low interest rates and long dated debt Kennedy Wilson has a diverse debt capital stack with a vast majority of its debt maturing 2014 or later GROWTH STRATEGY STRONG BALANCE SHEET ($ in millions) L + 300 bps L + 250 bps 4.00% 5.67% 9.06% 7.00% Maturity(2) Rate 2011 2011 2014 2010 2037 2018 (3) (4) Pro Forma(1) $0 $0 $22 $25 $40 $27 (5) (6) Note: Debt maturity schedule excludes $27 million convertible notes as it is madatorily convertible into equity. 1. Please see footnote 1 on page 23. 2. Maturity as of announcement date of 9/9/2009. 3. Post 6/30/2009, Company received a new $28 mm note payable, of which $6 mm was used to pay down the line of credit. 4. Reflects full payoff of Mercury loan and a paydown of Waseda by $2 million as of 9/30/09. 5. Fixed through 2017, floating thereafter. 6. Mandatorily convertible into equity. $25

25 Pro forma equity capitalization Sources and Uses 1. Includes public shares and founders shares and assumes 20% redemptions. 2. Includes merger consideration and management incentive shares. 3. Based on PAX share price of $9.79 on 9/8/2009. 4. Assumes 20% redemptions. 5. Assumes 100% redemption. Required approvals and timing Majority of Kennedy Wilson common and preferred shareholders Majority of PAX public shareholders (with less than 30% electing to convert) Majority of PAX warrant holders must vote to amend warrant agreement Announcement date September 2009 Expected close November 2009 Shares o/s (mm) PAX(1) 24 44% $235 Kennedy Wilson(2) 30 56% 294 Total 54 100% $529 % Ownership Implied Value (3) ($mm) PAX Cash (4) $198 Total sources $198 Sources ($mm) Fund and JV / SA co-investment $145 Debt paydown 22 Purchase PAX warrants(5) 14 Fees and expenses 17 Total uses $198 Uses ($mm) TRANSACTION OVERVIEW MERGER OF PAX AND KENNEDY WILSON 25

APPENDIX

APPENDIX
COMPARABLE COMPANIES TRADING VALUATION

While there is no perfect publicly listed comparable for Kennedy Wilson, there are three categories of companies that share similar characteristics

Commentary	Managers	EV / 2010E EBITDA	P / 2010E EPS
▪ Traditional Asset Managers are valued using traditional metrics such as EV/EBITDA or P/E ▪ These firms primarily invest in securities – Some also invest in private equity and real estate property	Traditional Asset Managers	8.0x - 13.0x	17.0x - 23.0x
▪ Given private equity model of Kennedy Wilson, public alternative asset managers focused on private equity investing are comparable ▪ Alternative asset managers are valued using a P/E metric	Alternative Asset Managers	NA	14.0x - 15.0x
▪ Real Estate Services companies are valued using traditional metrics such as EV/EBITDA or P/E ▪ Primary source of revenue is brokerage and property management fees – Also have asset management and investment management business lines	Real Estate Services	7.0x - 11.0x	16.0x - 21.0x

Source: FactSet, SNL Financial, Company filings

KENNEDY WILSON

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28 APPENDIX DEBT MATURITIES The limited availability of financing coupled with dramatically more conservative underwriting standards should force selling as borrowers are unable to recapitalize Over a trillion dollars of real estate debt is maturing in the next five years Pending CRE Debt Maturities $500 $450 $400 $350 $300 $250 $200 Annual Maturities ($ in billions) $150 $100 $50 $0 2009 2010 2011 2012 2013 2014 2015-2018 CMBS – Fixed Rate CMBS – Floating Rate Insurance Companies Bank / Thrift Source: Intex, Mortgage Bankers Association and Federal Reserve

29 Source: Holliday Fenoglio Fowler, L.P., FDIC, Foresight Analytics and SEC Commercial banks, who have traditionally been a significant source of deal flow for Kennedy Wilson, will likely be forced to liquidate meaningful amounts of real estate Commercial banks with assets greater than $10 billion APPENDIX SOURCES OF DEAL FLOW Fourth Quarter 2008 Fourth Quarter 1992 Commercial banks will likely seek to reduce their loan to deposit ratios Today, the largest banks hold approximately 80% of total bank assets of which approximately 60% are real estate loans The current pace of real estate loan deterioration far exceeds that of the early 1990’s Today’s commercial banks are in a more precarious position than those in the early 1990’s 21.6x 83 $9.7 80.2% 92.0% 17.7x 50 $1.4 43.0% 82.1% Borrowing / total assets Number of banks Total assets ($ trillions) Percent of total Avg. loan to deposit ratio